UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: July 31, 2010

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund July 31, 2010

An investment for your future.®114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.

Dear Green Century Funds Shareholder:

In recent months, environmental disasters have gripped national headlines. The nearly immeasurable human, ecological and financial toll of these tragedies clearly illustrate that financial and environmental risks associated with our nation’s addiction to fossil fuels are increasing. The BP1 oil well blowout and the Massey1 coal mine disaster are also tragic reminders that corporate irresponsibility can have an enormous impact on communities, the environment, and shareholders. Green Century Capital Management’s (Green Century’s) work has never been more important. We are proud of our efforts, on behalf of the Green Century Funds’ shareholders, to take action to change the course of corporations and advocate for improved responsibility.

As we have written in previous letters, Green Century believes green investing is about more than just avoiding certain companies. Environmentally-destructive practices and policies are not just bad for the planet – they can also create significant risks and disadvantages for companies. Therefore, we are committed to using the ownership stake in the companies held by the Green Century Funds to advocate for improved environmental performance and more sustainable business practices. Green Century Capital Management also holds a small number of shares in a few companies that do not meet the criteria for inclusion in the Green Century Funds solely for the purposes of shareholder advocacy.

Every year, Green Century files shareholder resolutions calling on companies to take action on key environmental issues. These resolutions, distributed to all shareholders and voted on at a company’s annual shareholder meeting, allow us to raise critical environmental issues with a company’s Board of Directors, top management, shareholders, and the press. We believe it is important to use the rights and responsibilities that come along with stock ownership to encourage companies to increase transparency, mitigate risk and protect shareholder value.

Pioneering Shareholder Engagement Campaigns    Mirroring the headlines, much of Green Century’s advocacy work this record-breaking season focused on the risks associated with hard-to-access fossil fuels. We filed resolutions at 22 companies asking them to increase transparency on several issues, including pioneering work on new environmental issues such as hydraulic fracturing and coal ash.

Hydraulic fracturing involves injecting staggering amounts of water and chemicals deep underground to extract natural gas. Fracturing operations require significant land use modifications, disruptive new roads, the trucking of toxic chemicals through established communities, and heavy water use, all of which have been linked to environmental risks that could have significant financial implications for the companies involved. Coal ash is the toxic byproduct of burning coal that made headlines when the Tennessee Valley Authority (TVA) coal ash dam collapsed in December 2008 and spilled over one billion gallons of coal ash sludge across 300 acres in Tennessee, costing the TVA over $1 billion in spill-related expenses. Green

Century and our coalition partners received some of the highest votes on record for these first-year environmental proposals. We believe these results send a strong message to the companies involved that shareholders are deeply concerned about these issues and are demanding a response.

Nine of Green Century’s resolutions, including two on coal ash and others on political spending, water use reduction, and pesticides, were withdrawn after companies agreed to take positive action, and two were eliminated because of a merger or technicality. The 11 remaining resolutions, including four on hydraulic fracturing and others on coal ash, chemical security and the oil sands, that were voted on by shareholders at annual meetings this spring received an average vote of nearly 25%2 and one received over 40%.2 According to the Securities and Exchange Commission, new shareholder proposals must receive only three percent of the vote to be eligible for re-filing the following year. The trend towards higher voting support indicates that investors are becoming increasingly concerned about environmental impacts. Green Century believes that companies should pay attention to this trend by candidly disclosing environmental risks and proactively and effectively working to reduce their environmental impacts.

Please go to our website, www.GreenCentury.com, to learn more about our shareholder advocacy program.

Green Century Equity Fund Index Turns 20    In other news, the MSCI KLD 400 Social Index (the KLD 400) celebrated its 20th anniversary in May. Green Century is proud to offer the only mutual fund, the Green Century Equity Fund, that tracks this groundbreaking index. Launched in 1990 as the Domini 400 Social Index, the KLD 400 is the first and we believe the most widely recognized index in the nation for investors seeking a portfolio built on environmental, social, and governance (ESG) research.

We appreciate the opportunity to share with you Green Century’s most environmentally critical work, and thank you for your continued support.

Respectfully,

Green Century Capital Management

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2010 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

The investment objective of the Green Century Equity Fund is to achieve long-term total return which matches the performance of an index comprised of the stocks of companies selected based on environmental, social and governance criteria, effective as of November 29, 2010.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE GREEN CENTURY BALANCED FUND

Investment Objective    The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental responsibility.

Portfolio Orientation    As of the fiscal year ended July 31, 2010, the Green Century Balanced Fund (the Balanced Fund or the Fund) was diversified in a number of ways. Equity holdings represented 62.4% and corporate and government bonds constituted 34.1% of the Fund’s net asset value. The Fund also held 0.4% of its net assets in community investment certificates of deposit and had 3.1% invested in cash, cash equivalents and liabilities less other assets. The portfolio managers view equities as the primary source of potential long-term growth, while emphasizing the importance of diversification in seeking to lower volatility. The Fund’s equity holdings were diversified across mega-cap (36%), large-cap (33%), mid-cap (18%) and small-cap (13%) companies. There were 80 equity holdings at fiscal year-end, none of which alone represented more than 2.2% of total net assets. Generally, larger, less-volatile companies constituted larger positions in the Fund’s portfolio than smaller companies. The portfolio managers seek to mitigate risk by investing primarily in companies they believe have demonstrated records of profitability, above-average growth prospects and reasonable valuations.

The stocks held by the Balanced Fund were also diversified by industry, including (as a percent of total net assets) Capital Goods (5.9%), Technology Hardware and Equipment (7.5%), Renewable Energy and Energy Efficiency (4.5%) and 19 additional industry groupings. In line with its environmental mandate, the Fund had exposure to what Green Century considers environmental leaders in a number of industries beyond the companies in the Renewable Energy and Energy Efficiency sector. Green Century’s environmental screens keep the Fund out of traditional energy and utility companies, while the Fund has broad exposure to information technology, health care, financial, consumer and industrial companies.

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY (unaudited)

Higher quality, intermediate maturity bonds can lower volatility and provide a stable source of income. At fiscal year-end, the Balanced Fund held 30 bonds diversified across corporate and government agency issuers. In an effort to dampen volatility, the weighted average maturity (3.8 years) and duration (3.4 years) remained in the intermediate range. The average credit quality of the bond portfolio was investment grade, with an average Moody’s rating of A1. The weighted average yield to maturity was 2.8%. Only one bond holding was below investment grade, representing 2.0% of the Fund’s total net asset value.

Economic Environment    A key issue confronting investors in 2010 is how global economies will fare once the wave of government stimulus begins to ebb, starting in the second half of 2010. The earliest signs suggest a significant slowing in the pace of recovery. The portfolio managers expect that recovery in the U.S. will be hampered as consumers use a portion of any increased income to pay down debt. While consumers paying down excessive debt can be beneficial for each individual consumer, paying down debt does not add to overall economic activity and does not create jobs or increase incomes. Further, the portfolio managers expect that higher individual savings will lead to lower consumption growth, which will lead to slower employment growth, creating a negative feedback loop that slows the pace of recovery, and leading to the portfolio managers’ cautious outlook for the next twelve months, as slowing economic activity may reduce expected stock market returns.

As a result of their cautious economic outlook, and despite investors’ enthusiasm for stocks earlier in the year, the portfolio managers have been gradually lowering equity and raising fixed-income exposure since January, as well as steadily shifting the sector emphasis away from cyclical sectors such as technology and energy and toward more stable sectors such as staples and healthcare.

For the twelve months ended June 30, 2010, consumer prices increased by just 1.1%. Excluding food and energy, consumer price inflation was at a 0.9% rate, while producer price inflation (PPI) was running at 1.1% in the twelve months through June 2010. Including food and energy prices, the 12-month PPI rose 2.7% through June. The GDP deflator, the broadest index of prices, is only 0.8% above its year-ago level despite both fiscal and monetary stimulus in the economy.

Investment Strategy and Performance    Green Century believes that environmental responsibility may enhance corporate profitability, which in turn may produce competitive returns. Environmentally sound companies may enjoy higher profitability through lower costs and participation in growth sectors of the market. In addition, this investment strategy seeks to avoid companies at risk due to exposure to environmental liability.

A number of equity holdings which the portfolio managers believe have attractive environmental and financial characteristics were purchased during the fiscal year. New holdings include American Superconductor1 (energy conservation), ABB Ltd1 (efficient electrical transmission), and Baldor Electric1 (highly energy efficient motors). The Fund’s exposure to clean technology and energy efficiency companies was increased during the year as well and includes relatively small, diversified positions in twelve companies including Cree Inc.1 (LED lighting), First Solar1 (photo-voltaic solar power systems), Itron Inc. 1 (smart meters) and Ormat Technologies Inc.1 (geothermal).

During the year, the Fund purchased an International Finance Corporation Green Bond1, whose proceeds were used by the World Bank to finance projects in developing countries which immediately contribute to carbon reduction. As interest rates fell during the year, corporate and Federal Agency issuers called existing holdings of higher-interest-rate bonds. These bonds were replaced with lower-interest rate bonds.

During a year when stocks prices rebounded significantly, the Balanced Fund’s returns were negatively affected by a relatively heavier weight in bonds. The Fund’s return for the year ended July 31, 2010 was 8.07%, underperforming the Lipper Balanced Fund Index3 competitor group which had a return of 12.09% for the same period.*

Green Century Balanced Fund Total expense ratio: 1.38%		AVERAGE ANNUAL RETURN*
		One Year	Three Years	Five Years	Ten Years
June 30, 2010	Green Century Balanced Fund	9.64%	–4.66%	0.02%	–2.21%
	Lipper Balanced Fund Index[3]	13.33%	–3.70%	1.98%	2.34%
July 31, 2010	Green Century Balanced Fund	8.07%	–2.41%	0.27%	–1.28%
	Lipper Balanced Fund Index[3]	12.09%	–1.60%	2.50%	2.85%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

A comparison of the Fund’s equity holdings to the S&P 1500 Supercomposite Index (the S&P 1500)4, which like the Fund includes stocks across a range of capitalizations, provides some insight into relative performance; for the fiscal year ended July 31, 2010, the stocks held by the Balanced Fund underperformed those included in the S&P 1500, 10.35% vs. 14.73%. A performance attribution analysis provided by the Fund’s portfolio manager indicates that the underperformance of the Fund’s equities relative to the S&P 1500 is primarily due to the Fund’s emphasis on high quality companies, in a year when a rising stock market most significantly benefited poorer quality companies with weaker balance sheets. Overall, the allocation of stocks between sectors, particularly the zero commitment to fossil-fuel based energy stocks and an overweight in industrials, improved performance. Stock

The S&P 500® Index and the S&P 1500 Index are unmanaged indexes of 500 and 1500 stocks, respectively. Similar to the Balanced Fund, the performance of the S&P 500® Index and the S&P 1500 Index reflect reinvestment of dividends and distributions. Unlike the Fund, however, the performance of the S&P 500® Index and the S&P 1500 Index does not include management and other operating expenses.

The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%. The Lipper Intermediate Investment Grade Bond Index includes the 30 largest funds whose primary objective is to invest in investment-grade debt (rated in the top four classifications) with dollar weighted average maturities of five to ten years.

selection in the Consumer Staples and Information Technology sectors boosted the Fund’s performance relative to the S&P 1500. The Fund’s performance was weakened relative to the S&P 1500 by its stock selection in Financial Services, Consumer Discretionary, Materials and Utilities. In each of these sectors the best performing stocks were the ones that had fallen most significantly in the prior year.

The companies held in the portfolio that contributed most toward the Fund’s equity performance relative to the S&P 1500 included Cree1, Deckers Outdoor Corp.1, General Mills1, Apple1, and Horace Mann Educators1. Companies the Fund held that detracted most from performance relative to the S&P 1500 included Advanced Auto Parts1, Telefonica S.A.1, Sims Metal Management1, Ormat Technologies1, and First Solar.1

Relative to the S&P 1500, companies not held by the Fund that aided performance included ExxonMobil Corp.1, QUALCOMM Inc.1, Gilead Sciences Inc.1, Pfizer Inc.1, and Monsanto Company1. Companies the Fund did not hold that detracted from relative performance included Boeing Corp.1, Caterpillar1, General Electric1, Ford Motor Company1, and ConocoPhillips.1

The fixed income portion of the portfolio continued to be managed with the goal of seeking to reduce risk and generating income for the Fund. Gross of fees, the fixed income portion of the Fund’s portfolio returned 8.11%, lagging the Lipper Intermediate Investment Grade Bond Index3 return of 12.62%. Overall, lower credit quality bonds and longer maturity bonds did better over the year; the returns of the fixed income portfolio were negatively impacted by the Fund’s high credit quality and intermediate maturity portfolio.

The Fund’s portfolio managers do not anticipate any significant changes in investment strategy for the Fund, believing that the investment environment may be favorable to the Fund’s core holdings in what the portfolio managers consider high-quality, environmentally responsible companies with strong growth prospects and reasonable valuations.

The Balanced Fund consistently includes stocks and bonds of what Green Century believes to be environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect the single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE GREEN CENTURY EQUITY FUND

Investment Objective    The Green Century Equity Fund (the Equity Fund or the Fund) seeks long-term total return which matches the performance of an index comprised of the stocks of approximately 400 companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Equity Fund seeks to achieve its investment objective by investing substantially all its investable assets in the stocks which make up the MSCI KLD 400 Social Index (the Index), formerly named the Domini 400 Social Index, comprised primarily of large-cap U.S. companies. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole.

In evaluating whether a company meets the criteria for inclusion in the Index, a company’s dedication to sustainability is analyzed across five key categories: environment; community and society; employees and supply chain; customers; and governance and ethics. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that derive significant revenues from the manufacture of tobacco products or alcoholic beverages; derive significant revenues from the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible.

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

Investment Strategy and Performance     Green Century believes that enterprises which exhibit a social awareness may be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The Equity Fund’s total return for its fiscal year ended July 31, 2010 was 12.39%, while the S&P 500® Index returned 13.84% for the same period.*

Green Century Equity Fund Total expense ratio: 0.95%		AVERAGE ANNUAL RETURN*
		One Year	Three Years	Five Years	Ten Years
June 30, 2010	Green Century Equity Fund	14.67%	–8.69%	–1.15%	–2.93%
	S&P 500® Index[4]	14.43%	–9.81%	–0.79%	–1.59%
July 31, 2010	Green Century Equity Fund	12.39%	–5.93%	–0.88%	–2.15%
	S&P 500® Index[4]	13.84%	–6.78%	–0.17%	–0.76%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

The performance of the Equity Fund was helped, relative to the S&P 500® Index, in part due to its underweighting of energy, diversified financials and electric utilities companies. The Equity Fund benefited from not holding Exxon Mobil1 and Bank of America1 which had negative returns during the fiscal year ending July 31, 2010. The Equity Fund was helped by its overweighting of holdings in companies such as American Express1, Walt Disney1, and Amazon1 which had returns over 30% for the fiscal year ending July 31, 2010. These firms experienced exceptional stock performance as consumer spending increased for their products and services.

The Equity Fund underperformed in the computers and peripherals, and aerospace and defense industries relative to the S&P 500® Index. This was due in part to not owning Apple1 and Boeing.1 Apple’s strong performance was a result of record Mac sales, the strong debut of the iPad and demand for iPhones. Sales expectations helped Boeing’s performance. The Equity Fund was overweight in communications equipment and biotechnology companies, which performed worse than the S&P 500® Index.

The S&P 500® Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500® Index’s performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500® Index’s performance does not include management and other operating expenses.

QUALCOMM1 and Gilead Sciences1 were two overweight companies in the Fund that performed poorly. QUALCOMM’s most profitable product had a decrease in demand due to changes in consumer spending. Gilead Sciences had lower sales of its drugs.

1 As of July 31, 2010, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
BP	0.00%	0.00%
Massey	0.00%	0.00%
American Superconductor	0.47%	0.02%
ABB Ltd.	0.34%	0.00%
Baldor Electric	0.36%	0.03%
Cree Inc.	0.33%	0.15%
First Solar	0.32%	0.15%
Itron Inc.	0.28%	0.06%
Ormat Technologies Inc.	0.41%	0.01%
International Finance Corp.	1.96%	0.00%
Deckers Outdoor Corp.	0.00%	0.03%
General Mills	0.67%	0.45%
Apple	1.83%	0.00%
Horace Mann Educators	0.81%	0.00%

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Advanced Auto Parts	0.00%	0.00%
Telefonica S.A.	0.00%	0.00%
Sims Metal Management	0.00%	0.00%
ExxonMobil Corp.	0.00%	0.00%
QUALCOMM Inc.	0.00%	1.23%
Gilead Science Inc.	0.00%	0.58%
Pfizer Inc.	0.00%	0.00%
Monsanto Company	0.00%	0.00%
Boeing Corp.	0.00%	0.00%
Caterpillar	0.00%	0.00%
General Electric	0.00%	0.00%
Ford Motor Company	0.00%	0.00%
ConocoPhillips	0.00%	0.00%
Bank of America	0.89%	0.00%
American Express	0.93%	1.06%
Walt Disney	0.00%	1.29%
Amazon	0.00%	0.77%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by either Fund during the fiscal year ended July 31, 2010, or may have been held by a Fund for a portion of the fiscal year or may have been held by a Fund for the entire fiscal year. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 Calculated by (i) dividing the number of votes in support of the proposal by (ii) the sum of the number of votes voted in support of and against the proposal. Abstentions and broker non-votes were not included in the calculation.

3 Lipper Analytical Services, Inc. (“Lipper”) is a respected mutual fund reporting service. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%. The Lipper Intermediate Investment Grade Bond Index includes the 30 largest funds whose primary objective is to invest in investment-grade debt (rated in the top four classifications) with dollar weighted average maturities of five to ten years.

4 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. It is not possible to invest directly in the S&P 500® Index or the S&P Supercomposite 1500 Index.

This material must be preceded or accompanied by a current prospectus.

Distributor: UMB Distribution Services, LLC 9/10

The Green Century Equity Fund (the “Fund”) is not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Fund or any index on which the Fund is based. The MSCI Parties are not sponsors of the Fund and are not affiliated with the Fund in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Fund.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended July 31, 2010 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2010 to July 31, 2010 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2010	ENDING ACCOUNT VALUE JULY 31, 2010	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,025.30	$6.93
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,018.16	6.90

Equity Fund
Actual Expenses	1,000.00	1,016.50	4.78
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,020.26	4.79

1 Expenses are equal to the Funds’ annualized expense ratios (1.38% for the Balanced Fund and 0.95% for the Equity Fund), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July  31, 2010

COMMON STOCKS — 62.4%
	SHARES	VALUE
Technology Hardware & Equipment — 7.5%
Apple, Inc. (a)	3,761	$967,517
Cisco Systems, Inc. (a)	25,875	596,936
EMC Corporation (a)	15,000	296,850
Hewlett-Packard Company	14,977	689,541
International Business Machines Corporation	8,894	1,141,990
NETGEAR, Inc. (a)	11,362	272,688

		3,965,522

Capital Goods — 5.9%
3M Company	11,097	949,237
ABB Ltd. American Depositary Receipt (a)(b)	8,940	180,409
Baldor Electric Company	4,958	189,495
Cummins, Inc.	2,324	185,014
Donaldson Company, Inc.	8,268	392,482
Illinois Tool Works, Inc.	10,150	441,525
Lincoln Electric Holdings, Inc.	4,604	254,233
Quanta Services, Inc. (a)	9,600	206,208
Thomas & Betts Corporation (a)	8,574	339,873

		3,138,476

Healthcare Equipment & Services — 5.1%
Becton, Dickinson and Company	9,384	645,619
Fresenius Medical Care AG & Company KGaA American Depositary Receipt (b)	5,850	319,878
Hologic, Inc. (a)	14,950	211,393
Medtronic, Inc.	12,250	452,883
St. Jude Medical, Inc. (a)	5,323	195,727
UnitedHealth Group, Inc.	19,372	589,877
Zimmer Holdings, Inc. (a)	4,982	263,996

		2,679,373

Insurance — 4.8%
Aflac, Inc.	7,037	346,150
Chubb Corporation	17,212	905,868
Hartford Financial Services Group, Inc. (The)	7,224	169,114
Horace Mann Educators Corporation	25,562	429,953
Lincoln National Corporation	8,159	212,460
Progressive Corporation (The)	23,500	461,540

		2,525,085

	SHARES	VALUE
Renewable Energy & Energy Efficiency — 4.5%
American Superconductor Corporation (a)	8,282	$249,702
Cree, Inc. (a)	2,431	172,212
First Solar, Inc. (a)	1,343	168,480
GT Solar International, Inc. (a)	35,184	227,992
International Rectifier Corporation (a)	21,000	410,130
Itron, Inc. (a)	2,290	149,010
Johnson Controls, Inc.	12,797	368,682
OM Group, Inc. (a)	8,600	232,200
Ormat Technologies, Inc.	7,800	216,996
Suntech Power Holdings Company Ltd. American Depository Receipt (a)(b)	19,348	192,319

		2,387,723

Semiconductors — 3.8%
Altera Corporation	9,540	264,449
Intel Corporation	45,129	929,657
Texas Instruments, Inc.	32,308	797,685

		1,991,791

Pharmaceuticals & Biotechnology — 3.7%
Amgen, Inc. (a)	6,317	344,466
GlaxoSmithKline plc American Depositary Receipt (b)	9,578	336,858
Johnson & Johnson	13,640	792,348
Teva Pharmaceutical Industries Ltd. American Depositary Receipt (b)	5,172	252,652
Waters Corporation (a)	3,399	218,080

		1,944,404

Diversified Financials — 3.6%
American Express Company	10,985	490,370
Bank of America Corporation	33,558	471,154
JPMorgan Chase & Company	22,755	916,572

		1,878,096

Materials — 3.1%
Air Products & Chemicals, Inc.	7,239	525,407
Minerals Technologies, Inc.	16,541	862,944
Sonoco Products Company	8,176	267,355

		1,655,706

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July  31, 2010continued

	SHARES	VALUE
Transportation — 3.1%
Canadian Pacific Railway Ltd.	4,000	$239,480
Expeditors International of Washington, Inc.	4,971	211,963
Kansas City Southern (a)	4,534	166,398
United Parcel Service, Inc., Class B	15,393	1,000,545

		1,618,386

Banks — 2.9%
Barclays PLC American Depositary Receipt (b)	13,154	274,524
TCF Financial Corporation	23,190	367,330
Wells Fargo & Company	33,078	917,253

		1,559,107

Software & Services — 2.3%
Google, Inc., Class A (a)	333	161,455
Microsoft Corporation	13,040	336,562
Oracle Corporation	30,798	728,065

		1,226,082

Food & Beverage — 2.3%
General Mills, Inc.	10,397	355,577
J. M. Smucker Company (The)	14,090	865,549

		1,221,126

Food & Staples Retailing — 2.3%
Costco Wholesale Corporation	10,840	614,736
Sysco Corporation	18,635	577,126

		1,191,862

Consumer Services — 1.8%
Panera Bread Company, Class A (a)	6,123	478,880
Starbucks Corporation	11,147	277,003
Starwood Hotels & Resorts Worldwide, Inc.	4,157	201,406

		957,289

Telecommunication Services — 1.5%
AT&T, Inc.	30,475	790,522

Media — 1.0%
John Wiley & Sons, Inc., Class A	4,149	163,388
McGraw-Hill Companies, Inc. (The)	12,081	370,766

		534,154

	SHARES	VALUE
Consumer Durables & Apparel — 0.9%
Jarden Corporation	9,854	$285,273
Timberland Company (The), Class A (a)	11,000	193,820

		479,093

Retailing — 0.9%
Best Buy Company, Inc.	3,985	138,120
Nordstrom, Inc.	4,493	152,762
Tiffany & Company	3,824	160,876

		451,758

Healthy Living — 0.6%
Whole Foods Market, Inc. (a)	7,922	300,798

Commercial & Professional Services — 0.5%
Interface, Inc., Class A	20,646	256,630

Household & Personal Products — 0.3%
Church & Dwight Company, Inc.	2,678	177,471

Total Common Stocks (Cost $31,185,476)		32,930,454

CORPORATE BONDS & NOTES — 22.8%
	PRINCIPAL AMOUNT	VALUE
Diversified Financials — 7.9%
Goldman Sachs Group, Inc. (The) 6.60%, due 1/15/12	$500,000	533,908
International Finance Corporation 2.25%, due 4/28/14	1,000,000	1,033,365
JPMorgan Chase & Company 4.60%, due 1/17/11	500,000	509,156
JPMorgan Chase & Company 4.50%, due 1/15/12	500,000	524,335
SLM Corporation 4.00%, due 7/25/14 (c)	1,235,000	1,046,329
UBS A.G 3.00%, due 8/4/15 (d)	500,000	498,610

		4,145,703

Telecommunication Services — 5.1%
AT&T Corporation 7.30%, due 11/15/11 (d)	1,000,000	1,079,551
BellSouth Corporation 4.75%, due 11/15/12	500,000	540,052

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July  31, 2010continued

	PRINCIPAL AMOUNT	VALUE
Telecommunication Services — (continued)
France Telecom S.A. 7.75%, due 3/1/11 (b)(d)	$500,000	$519,718
Verizon Communications, Inc. 5.25%, due 4/15/13	500,000	552,873

		2,692,194

Pharmaceuticals & Biotechnology — 3.2%
Abbott Laboratories 5.60%, due 11/30/17	500,000	585,442
Amgen, Inc. 4.85%, due 11/18/14	500,000	558,821
Wyeth 5.50%, due 3/15/13 (d)	500,000	554,095

		1,698,358

Technology Hardware & Equipment — 1.9%
Xerox Corporation 7.625%, due 6/15/13	1,000,000	1,017,668

Healthcare Equipment & Services — 1.7%
Aetna, Inc. 5.75%, due 6/15/11	595,000	618,866
UnitedHealth Group, Inc. 4.875%, due 4/1/13	250,000	268,084

		886,950

Renewable Energy & Energy Efficiency — 1.1%
Johnson Controls, Inc. 5.50%, due 1/15/16	500,000	557,981

Software & Services — 1.0%
Oracle Corporation 5.00%, due 1/15/11	500,000	509,332

Real Estate — 0.9%
Simon Property Group LP 4.875%, due 8/15/10	500,000	500,377

Total Corporate Bonds & Notes (Cost $11,673,724)		12,008,563

U.S. GOVERNMENT AGENCIES — 11.3%
Fannie Mae Pool 5.50%, due 3/1/12	52,988	54,261
Federal Farm Credit Bank 4.50%, due 10/25/11	500,000	525,124
Federal Farm Credit Bank 5.125%, due 8/25/16	500,000	577,342

	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCIES — (continued)
Federal Home Loan Bank 3.125%, due 12/13/13	$550,000	$586,690
Federal Home Loan Bank 5.625%, due 6/13/16	1,000,000	1,099,321
Federal Home Loan Bank 3.875%, due 12/14/18	550,000	592,802
Federal Home Loan Banks 2.00%, due 11/26/18 (d)	500,000	501,205
Federal Home Loan Banks 3.40%, due 8/5/20	500,000	501,454
Federal Home Loan Mortgage Corporation 2.00%, due 11/15/14 (d)	500,000	502,740
Federal Home Loan Mortgage Corporation 3.75%, due 3/27/19	500,000	530,118
Federal National Mortgage Association 3.00%, due 4/15/15	500,000	509,506

Total U.S. Government Agencies (Cost $5,748,238)		5,980,563

CERTIFICATES OF DEPOSIT — 0.4%
Self Help Credit Union Environmental Certificate of Deposit 3.40%, due 8/8/10	95,000	95,025
Shorebank Pacific Time Deposit Receipt 3.75%, due 8/8/11	95,000	95,000

Total Certificates Of Deposit (Cost $190,025)		190,025

SHORT-TERM OBLIGATION — 5.7%
Repurchase Agreement — State Street Bank & Trust Repurchase Agreement, 0.01%, dated 07/30/10, due 08/02/10, proceeds $3,021,676 (collateralized by Federal Home Loan Bank, 4.375%, due 09/17/2010, value $3,085,232) (Cost $3,021,673)		3,021,673

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July  31, 2010concluded

VALUE
TOTAL INVESTMENTS (e) — 102.6%
(Cost $51,819,136)	$54,131,278
Liabilities Less Other Assets — (2.6)%	(1,370,617)

NET ASSETS — 100.0%	$52,760,661

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Floating rate bond. Rate shown is currently in effect at July 31, 2010.
(d)	Step rate bond. Rate shown is currently in effect at July 31, 2010.
(e)	The cost of investments for federal income tax purposes is $52,002,865 resulting in gross unrealized appreciation and depreciation of $4,545,151 and $2,416,738 respectively, or net unrealized appreciation of $2,128,413.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2010

COMMON STOCKS — 99.7%
	SHARES	VALUE
Technology Hardware & Equipment — 12.0%
Adaptec, Inc. (a)	800	$2,440
ADC Telecommunications, Inc. (a)	1,000	12,730
Arrow Electronics, Inc. (a)	1,050	26,030
Cisco Systems, Inc. (a)	52,440	1,209,791
Corning, Inc.	14,137	256,162
Dell, Inc. (a)	17,847	236,294
Echelon Corporation (a)	282	2,140
EMC Corporation (a)	18,684	369,756
Hewlett-Packard Company	21,566	992,899
Imation Corporation (a)	300	2,796
International Business Machines Corporation	11,763	1,510,369
Lexmark International, Inc. (a)	700	25,725
Molex, Inc.	733	14,447
NetApp, Inc. (a)	3,137	132,695
Plantronics, Inc.	400	11,988
Polycom, Inc. (a)	800	23,744
QUALCOMM, Inc.	15,106	575,237
Seagate Technology plc (a)	4,447	55,810
Tellabs, Inc.	3,763	26,266
Xerox Corporation	12,643	123,143

		5,610,462

Pharmaceuticals & Biotechnology — 9.7%
Affymetrix, Inc. (a)	500	2,445
Allergan, Inc.	2,780	169,747
Amgen, Inc. (a)	8,758	477,574
Amylin Pharmaceuticals, Inc. (a)	1,421	26,885
Biogen Idec, Inc. (a)	2,480	138,582
Bristol-Myers Squibb Company	15,543	387,331
Cubist Pharmaceuticals, Inc. (a)	439	9,474
Dionex Corporation (a)	150	11,325
Endo Pharmaceuticals Holdings, Inc. (a)	1,020	24,490
Genzyme Corporation (a)	2,452	170,561
Gilead Sciences, Inc. (a)	8,148	271,491
Illumina, Inc. (a)	1,124	50,389
Johnson & Johnson	25,452	1,478,507
Life Technologies Corporation (a)	1,632	70,160
Merck & Company, Inc.	28,528	983,075
Techne Corporation	350	20,440
Thermo Fisher Scientific, Inc. (a)	3,771	169,167
Waters Corporation (a)	831	53,317

		4,514,960

	SHARES	VALUE
Software & Services — 9.6%
Adobe Systems, Inc. (a)	4,795	$137,712
Advent Software, Inc. (a)	294	15,070
Autodesk, Inc. (a)	2,050	60,557
Automatic Data Processing, Inc.	4,592	189,512
BMC Software, Inc. (a)	1,700	60,486
Compuware Corporation (a)	2,208	18,062
Convergys Corporation (a)	1,100	12,287
eBay, Inc. (a)	11,860	247,993
Electronic Arts, Inc. (a)	3,008	47,918
Factset Research Systems, Inc.	344	25,800
Google, Inc., Class A (a)	2,184	1,058,912
Microsoft Corporation	80,459	2,076,647
Novell, Inc. (a)	3,000	18,120
Paychex, Inc.	3,391	88,132
Red Hat, Inc. (a)	1,340	43,081
Salesforce.com, Inc. (a)	857	84,800
Symantec Corporation (a)	7,489	97,132
Yahoo!, Inc. (a)	12,799	177,650

		4,459,871

Banks — 6.3%
Bank of Hawaii Corporation	431	21,468
BB&T Corporation	6,406	159,061
Cathay General Bancorp	595	6,997
Comerica, Inc.	1,556	59,688
Fifth Third Bancorp	7,247	92,109
First Horizon National Corporation (a)	2,053	23,548
Heartland Financial USA, Inc.	100	1,766
Hudson City Bancorp, Inc.	4,912	61,007
Keycorp	8,118	68,678
M&T Bank Corporation	1,095	95,637
NewAlliance Bancshares, Inc.	1,000	12,170
People’s United Financial, Inc.	3,441	47,624
PNC Financial Services Group, Inc.	4,834	287,091
Popular, Inc. (a)	8,630	24,768
Regions Financial Corporation	10,690	78,358
SunTrust Banks, Inc.	4,502	116,827
Synovus Financial Corporation	7,482	19,603
U.S. Bancorp	17,623	421,190
Umpqua Holdings Corporation	988	12,380
Wells Fargo & Company	47,453	1,315,872

		2,925,842

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2010continued

	SHARES	VALUE
Retailing — 5.9%
Amazon.com, Inc. (a)	3,034	$357,678
AutoZone, Inc. (a)	346	73,203
Bed Bath & Beyond, Inc. (a)	2,434	92,200
Best Buy Company, Inc.	3,892	134,897
Carmax, Inc. (a)	1,968	41,525
Charming Shoppes, Inc. (a)	800	3,584
Family Dollar Stores, Inc.	1,265	52,308
Foot Locker, Inc.	1,300	17,667
Gap, Inc. (The)	4,630	83,849
Genuine Parts Company	1,491	63,859
Home Depot, Inc.	15,515	442,333
J.C. Penney Company, Inc.	2,134	52,560
Kohl’s Corporation (a)	2,747	131,004
Limited Brands, Inc.	2,876	73,741
Lowe’s Companies, Inc.	13,187	273,498
Men’s Wearhouse, Inc. (The)	500	9,730
Netflix, Inc. (a)	472	48,404
Nordstrom, Inc.	2,057	69,938
Office Depot, Inc. (a)	2,500	10,800
Pep Boys—Manny, Moe & Jack (The)	300	2,880
RadioShack Corporation	1,200	25,848
Staples, Inc.	6,530	132,755
Target Corporation	6,791	348,514
Tiffany & Company	1,197	50,358
TJX Companies, Inc.	3,773	156,655

		2,749,788

Household & Personal Products — 5.5%
Alberto-Culver Company	992	29,036
Avon Products, Inc.	3,991	124,240
Church & Dwight Company, Inc.	634	42,015
Clorox Company	1,290	83,695
Colgate-Palmolive Company	4,518	356,832
Estee Lauder Companies, Inc. (The), Class A	1,099	68,413
Kimberly-Clark Corporation	3,837	246,028
Nu Skin Enterprises, Inc., Class A	500	14,240
Procter & Gamble Company	26,418	1,615,725
WD-40 Company	103	3,745

		2,583,969

Capital Goods — 5.1%
3M Company	6,504	556,352
A.O. Smith Corporation	252	13,779
AMETEK, Inc.	918	40,640

	SHARES	VALUE
Capital Goods — (continued)
Apogee Enterprises, Inc.	300	$3,378
Baldor Electric Company	400	15,288
Brady Corporation, Class A	450	12,514
CLARCOR, Inc.	450	16,884
Cooper Industries Ltd., Class A	1,552	70,073
Cummins, Inc.	1,811	144,174
Deere & Company	3,867	257,852
Donaldson Company, Inc.	712	33,799
EMCOR Group, Inc. (a)	600	15,606
Emerson Electric Company	6,893	341,479
Fastenal Company	1,314	64,491
Gardner Denver, Inc.	464	23,557
General Cable Corporation (a)	450	11,943
Graco, Inc.	554	17,490
Granite Construction, Inc.	429	9,974
Hubbell, Inc., Class B	500	23,595
Illinois Tool Works, Inc.	4,547	197,794
Kadant, Inc. (a)	100	1,949
Lincoln Electric Holdings, Inc.	421	23,248
Masco Corporation	3,300	33,924
Nordson Corporation	263	16,582
Owens Corning (a)	1,094	34,439
Pall Corporation	1,050	40,152
Pentair, Inc.	833	28,489
Quanta Services, Inc. (a)	1,811	38,900
Rockwell Automation, Inc.	1,294	70,070
Simpson Manufacturing Company, Inc.	300	7,737
Spirit Aerosystems Holdings, Inc. (a)	900	18,315
SPX Corporation	490	29,184
Tennant Company	150	5,628
Thomas & Betts Corporation (a)	521	20,652
Timken Company	948	31,872
W.W. Grainger, Inc.	651	72,919
Westinghouse Air Brake Technologies Corporation	429	19,138

		2,363,860

Food & Beverage — 4.9%
Campbell Soup Company	2,374	85,227
Darling International, Inc. (a)	552	4,504
Dean Foods Company (a)	1,664	19,069
Flowers Foods, Inc.	953	23,091
General Mills, Inc.	6,106	208,825

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2010continued

	SHARES	VALUE
Food & Beverage — (continued)
Green Mountain Coffee Roasters, Inc. (a)	1,155	$35,562
H.J. Heinz Company	2,837	126,190
J. M. Smucker Company (The)	1,039	63,826
Kellogg Company	2,655	132,883
Kraft Foods, Inc., Class A	15,874	463,680
McCormick & Company, Inc.	1,150	45,229
PepsiCo, Inc.	14,767	958,526
Sara Lee Corporation	6,022	89,065
Tootsie Roll Industries, Inc.	224	5,652

		2,261,329

Healthcare Equipment & Services — 4.8%
Baxter International, Inc.	5,500	240,735
Beckman Coulter, Inc.	636	29,148
Becton, Dickinson and Company	2,165	148,952
Cerner Corporation (a)	770	59,636
CIGNA Corporation	2,533	77,915
Cross Country Healthcare, Inc. (a)	200	1,776
Edwards Lifesciences Corporation (a)	1,000	57,800
Gen-Probe, Inc. (a)	491	22,080
Health Management Associates, Inc., Class A (a)	2,200	15,752
Henry Schein, Inc. (a)	863	45,299
Hill-Rom Holdings, Inc.	600	19,824
Hospira, Inc. (a)	1,509	78,619
Humana, Inc. (a)	1,508	70,906
Idexx Laboratories, Inc. (a)	538	31,602
Intuitive Surgical, Inc. (a)	354	116,243
Invacare Corporation	300	7,149
McKesson Corporation	2,451	153,972
Medtronic, Inc.	10,179	376,318
Molina Healthcare, Inc. (a)	100	2,981
Patterson Companies, Inc.	1,155	30,815
Quest Diagnostics, Inc.	1,690	79,413
St. Jude Medical, Inc. (a)	2,928	107,663
Stryker Corporation	2,701	125,786
Varian Medical Systems, Inc. (a)	1,089	60,113
WellPoint, Inc. (a)	3,944	200,040
Zimmer Holdings, Inc. (a)	1,879	99,568

		2,260,105

	SHARES	VALUE
Energy — 4.5%
Apache Corporation	3,069	$293,335
Cameron International Corporation (a)	2,205	87,296
Chesapeake Energy Corporation	5,977	125,696
Clean Energy Fuels Corporation (a)	200	3,776
Devon Energy Corporation	4,045	252,772
Diamond Offshore Drilling, Inc.	655	38,966
EOG Resources, Inc.	2,328	226,980
Helmerich & Payne, Inc.	953	38,625
Hess Corporation	2,997	160,609
National Oilwell Varco, Inc.	3,774	147,790
Newfield Exploration Company (a)	1,226	65,542
Noble Energy, Inc.	1,620	108,637
Pioneer Natural Resources Company	1,100	63,712
Quicksilver Resources, Inc. (a)	609	7,667
Smith International, Inc.	2,219	92,044
Southwestern Energy Company (a)	3,210	117,005
Spectra Energy Corporation	5,794	120,457
Ultra Petroleum Corporation (a)	1,339	56,734
Williams Companies, Inc.	5,375	104,329

		2,111,972

Diversified Financials — 4.4%
American Express Company	11,042	492,915
Bank of New York Mellon Corporation (The)	11,290	283,040
BlackRock, Inc.	423	66,618
Capital One Financial Corporation	4,218	178,548
Charles Schwab Corporation (The)	10,931	161,670
CME Group, Inc.	601	167,559
Franklin Resources, Inc.	1,546	155,497
Invesco Ltd.	3,811	74,467
Medallion Financial Corporation	100	701
Northern Trust Corporation	2,168	101,874
NYSE Euronext	2,456	71,150
PHH Corporation (a)	500	9,955
State Street Corporation	4,521	175,957
T. Rowe Price Group, Inc.	2,398	115,656
TradeStation Group, Inc. (a)	200	1,278

		2,056,885

Semiconductors — 3.7%
Advanced Micro Devices, Inc. (a)	6,183	46,311
Analog Devices, Inc.	2,661	79,058
Entegris, Inc. (a)	800	3,688

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2010continued

	SHARES	VALUE
Semiconductors — (continued)
Intel Corporation	50,934	$1,049,240
Lam Research Corporation (a)	1,215	51,261
LSI Corporation (a)	5,700	22,971
Micron Technology, Inc. (a)	9,059	65,950
National Semiconductor Corporation	2,219	30,622
Novellus Systems, Inc. (a)	900	24,039
Texas Instruments, Inc.	11,271	278,281
Xilinx, Inc.	2,483	69,325

		1,720,746

Transportation — 3.2%
AMR Corporation (a)	2,755	19,505
Arkansas Best Corporation	200	4,514
C.H. Robinson Worldwide, Inc.	1,517	98,908
Continental Airlines, Inc., Class B (a)	1,223	30,599
CSX Corporation	3,583	188,896
Expeditors International of Washington, Inc.	1,965	83,788
FedEx Corporation	2,834	233,947
Genesee & Wyoming, Inc., Class A (a)	330	13,490
J.B. Hunt Transport Services, Inc.	907	32,189
JetBlue Airways Corporation (a)	2,453	15,773
Kansas City Southern (a)	953	34,975
Norfolk Southern Corporation	3,580	201,447
Ryder System, Inc.	500	21,835
Southwest Airlines Company	6,912	83,290
United Parcel Service, Inc., Class B	6,565	426,725

		1,489,881

Materials — 2.5%
Air Products & Chemicals, Inc.	1,899	137,829
Airgas, Inc.	577	37,672
Alcoa, Inc.	9,186	102,608
Bemis Company, Inc.	892	26,724
Calgon Carbon Corporation (a)	400	5,296
Domtar Corporation	408	23,868
Ecolab, Inc.	2,202	107,700
H.B. Fuller Company	400	8,176
Horsehead Holding Corporation (a)	313	2,398
Lubrizol Corporation	610	57,029
MeadWestvaco Corporation	1,550	37,138
Minerals Technologies, Inc.	150	7,826

	SHARES	VALUE
Materials — (continued)
Nalco Holding Company	1,300	$31,707
Nucor Corporation	2,874	112,488
Praxair, Inc.	2,828	245,527
Rock-Tenn Company, Class A	291	15,487
Schnitzer Steel Industries, Inc., Class A	192	8,797
Sealed Air Corporation	1,400	30,282
Sigma-Aldrich Corporation	1,129	63,337
Sonoco Products Company	901	29,463
Valspar Corporation	900	28,269
Wausau Paper Corporation (a)	442	3,019
Weyerhaeuser Company	1,976	32,051
Worthington Industries, Inc.	889	12,739

		1,167,430

Telecommunication Services — 2.4%
Frontier Communications Corporation	9,180	70,135
Leap Wireless International, Inc. (a)	482	5,731
MetroPCS Communications, Inc. (a)	2,678	23,968
Qwest Communications International, Inc.	15,410	87,221
Sprint Nextel Corporation (a)	27,581	126,045
Verizon Communications, Inc.	26,166	760,384
Windstream Corporation	4,423	50,422

		1,123,906

Food & Staples Retailing — 2.4%
Costco Wholesale Corporation	4,020	227,974
CVS Caremark Corporation	12,545	385,006
Safeway, Inc.	3,532	72,547
Sysco Corporation	5,386	166,805
Walgreen Company	9,152	261,290

		1,113,622

Insurance — 2.4%
Aflac, Inc.	4,269	209,992
Chubb Corporation	3,022	159,048
Cincinnati Financial Corporation	1,470	40,499
Erie Indemnity Company	302	14,807
Hartford Financial Services Group, Inc. (The)	3,995	93,523
Lincoln National Corporation	2,787	72,573
Phoenix Companies, Inc. (The) (a)	1,000	2,400
Principal Financial Group, Inc.	2,846	72,886

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2010continued

	SHARES	VALUE
Insurance — (continued)
Progressive Corporation (The)	6,096	$119,725
StanCorp Financial Group, Inc.	420	15,830
Travelers Companies, Inc. (The)	4,573	230,708
Unum Group	3,115	71,084
Wesco Financial Corporation	10	3,389

		1,106,464

Consumer Services — 2.1%
Capella Education Company (a)	128	11,894
Choice Hotels International, Inc.	638	21,061
Darden Restaurants, Inc.	1,216	50,938
DeVry, Inc.	674	36,261
Jack in the Box, Inc. (a)	521	10,748
McDonald’s Corporation	9,908	690,885
Peet’s Coffee & Tea, Inc. (a)	122	4,957
Starbucks Corporation	6,826	169,626

		996,370

Media — 1.8%
Discovery Communications, Inc., Class A (a)	1,203	46,448
John Wiley & Sons, Inc., Class A	436	17,170
New York Times Company (The), Class A (a)	1,313	11,476
Omnicom Group, Inc.	2,776	103,434
Scholastic Corporation	200	5,066
Virgin Media, Inc.	3,157	67,970
Walt Disney Company (The)	17,812	600,086
Washington Post Company (The), Class B	25	10,512

		862,162

Consumer Durables & Apparel — 1.8%
Coach, Inc.	2,826	104,477
Deckers Outdoor Corporation (a)	300	15,267
Eastman Kodak Company (a)	2,434	9,663
Garmin Ltd.	1,317	37,548
Harman International Industries, Inc. (a)	627	19,067
KB Home	941	10,709
Leggett & Platt, Inc.	1,400	29,176
Liz Claiborne, Inc. (a)	900	4,266
Mattel, Inc.	3,362	71,140
NIKE, Inc., Class B	2,713	199,785
Phillips-Van Heusen Corporation	603	31,290
Pulte Homes, Inc. (a)	3,535	31,037

	SHARES	VALUE
Consumer Durables & Apparel — (continued)
Snap-On, Inc.	500	$22,335
Stanley Black & Decker, Inc.	1,403	81,402
Timberland Company (The), Class A (a)	400	7,048
Tupperware Brands Corporation	600	23,634
Under Armour, Inc., Class A (a)	250	9,390
VF Corporation	1,031	81,789
Whirlpool Corporation	679	56,561

		845,584

Utilities — 1.5%
AGL Resources, Inc.	700	26,600
Alliant Energy Corporation	1,000	34,560
Atmos Energy Corporation	800	23,200
Avista Corporation	500	10,460
Cleco Corporation	500	14,275
Consolidated Edison, Inc.	2,566	118,344
Energen Corporation	649	28,842
EQT Corporation	1,250	45,850
IDACORP, Inc.	400	14,088
MGE Energy, Inc.	201	7,531
National Fuel Gas Company	750	36,037
New Jersey Resources Corporation	400	14,932
Nicor, Inc.	400	17,516
NiSource, Inc.	2,500	41,250
Northeast Utilities	1,619	45,073
Northwest Natural Gas Company	243	11,521
NSTAR	978	36,342
OGE Energy Corporation	812	32,188
Pepco Holdings, Inc.	1,954	33,042
Piedmont Natural Gas Company, Inc.	630	16,771
Portland General Electric Company	815	15,566
Questar Corporation	1,559	25,646
UGI Corporation	974	26,259
WGL Holdings, Inc.	450	16,236

		692,129

Renewable Energy & Energy Efficiency — 1.3%
American Superconductor Corporation (a)	372	11,216
Applied Materials, Inc.	12,433	146,709
Calpine Corporation (a)	2,973	40,136
Cree, Inc. (a)	985	69,777
Energy Conversion Devices, Inc. (a)	450	2,178
First Solar, Inc. (a)	575	72,134

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July  31, 2010concluded

	SHARES	VALUE
Renewable Energy & Energy Efficiency — (continued)
Fuel Systems Solutions, Inc. (a)	100	$3,041
ITC Holdings Corporation	443	25,136
Itron, Inc. (a)	411	26,744
Johnson Controls, Inc.	6,183	178,132
Ormat Technologies, Inc.	164	4,562
SunPower Corporation, Class A (a)	538	6,687
Zoltek Companies, Inc. (a)	250	2,613

		589,065

Real Estate — 0.7%
AMB Property Corporation	1,611	40,211
Boston Properties, Inc.	1,285	105,241
CB Richard Ellis Group, Inc., Class A (a)	2,574	43,758
Forest City Enterprises, Inc., Class A (a)	1,339	17,005
Jones Lang LaSalle, Inc.	422	32,688
Liberty Property Trust	1,110	35,187
ProLogis	4,234	45,981
Regency Centers Corporation	809	30,532

		350,603

Commercial & Professional Services — 0.7%
Avery Dennison Corporation	1,016	36,424
Deluxe Corporation	450	9,261
Herman Miller, Inc.	500	8,600
HNI Corporation	400	10,336
Interface, Inc., Class A	400	4,972
Kelly Services, Inc. (a)	200	2,960
Knoll, Inc.	420	5,893
Manpower, Inc.	723	34,690
Monster Worldwide, Inc. (a)	1,150	15,778
Pitney Bowes, Inc.	1,827	44,597
R.R. Donnelley & Sons Company	1,850	31,209
Robert Half International, Inc.	1,400	35,252
Steelcase, Inc.	500	3,455
Stericycle, Inc. (a)	766	48,258
Team, Inc. (a)	100	1,420
Tetra Tech, Inc. (a)	552	11,575

		304,680

	SHARES	VALUE
Automobiles & Components — 0.3%
BorgWarner, Inc. (a)	995	$43,641
Harley-Davidson, Inc.	2,166	58,980
Modine Manufacturing Company (a)	200	2,030
WABCO Holdings, Inc. (a)	564	21,815

		126,466

Healthy Living — 0.2%
Hain Celestial Group, Inc. (The) (a)	350	7,371
United Natural Foods, Inc. (a)	400	13,492
Whole Foods Market, Inc. (a)	1,570	59,613

		80,476

Total Securities (Cost $47,741,294)		46,468,627

SHORT-TERM OBLIGATION — 0.1%
Repurchase Agreement — State Street Bank & Trust Repurchase Agreement, 0.01%, dated 07/30/10, due 08/02/10, proceeds $47,235 (collateralized by Federal Home Loan Bank, 4.375%, due 09/17/2010, value $51,080) (Cost $47,235)		47,235

TOTAL INVESTMENTS (b) — 99.8%
(Cost $47,788,529)		46,515,862
Other Assets Less Liabilities — 0.2%		74,903

NET ASSETS — 100.0%		$46,590,765

(a)	Non-income producing security.
(b)	The cost of investments for federal income tax purposes is $49,272,317 resulting in gross unrealized appreciation and depreciation of $4,385,306 and $7,141,761 respectively, or net unrealized depreciation of $2,756,455.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2010

	BALANCED FUND	EQUITY FUND
ASSETS:
Investments, at value (cost $51,819,136 and $47,788,529, respectively)	$54,131,278	$46,515,862
Receivables for:
Capital stock sold	1,112	18,273
Interest	152,416	—
Dividends	40,871	105,600

Total assets	54,325,677	46,639,735

LIABILITIES:
Payable for securities purchased	1,499,750	—
Payable for capital stock repurchased	4,410	12,001
Accrued expenses	60,856	36,969

Total liabilities	1,565,016	48,970

NET ASSETS	$52,760,661	$46,590,765

NET ASSETS CONSIST OF:
Paid-in capital	$65,219,089	$55,102,670
Undistributed net investment income	48,715	75,629
Accumulated net realized losses on investments	(14,819,285)	(7,314,867)
Net unrealized appreciation (depreciation) on investments	2,312,142	(1,272,667)

NET ASSETS	$52,760,661	$46,590,765

SHARES OUTSTANDING	3,347,718	2,671,324

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$15.76	$17.44

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the year ended July 31, 2010

	BALANCED FUND	EQUITY FUND
INVESTMENT INCOME:
Interest income	$751,957	$18
Dividend and other income (net of $7,929 and $71 foreign withholding taxes, respectively)	532,170	902,571

Total investment income	1,284,127	902,589

EXPENSES:
Administrative services fee	374,000	330,252
Investment advisory fee	333,016	117,484

Total expenses	707,016	447,736

NET INVESTMENT INCOME	577,111	454,853

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments:	474,363	(1,148,396)
Change in net unrealized appreciation on investments:	2,779,864	5,950,275

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,254,227	4,801,879

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,831,338	$5,256,732

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND
	FOR THE YEAR ENDED JULY 31, 2010	FOR THE YEAR ENDED JULY 31, 2009	FOR THE YEAR ENDED JULY 31, 2010	FOR THE YEAR ENDED JULY 31, 2009
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$577,111	$864,319	$454,853	$522,974
Net realized gains (losses) on investments	474,363	(5,067,782)	(1,148,396)	(5,948,753)
Change in net unrealized appreciation (depreciation) on Investments	2,779,864	(416,403)	5,950,275	(2,464,633)

Net increase (decrease) in net assets resulting from operations	3,831,338	(4,619,866)	5,256,732	(7,890,412)

Dividends and distributions to shareholders:
From net investment income	(582,906)	(871,482)	(395,226)	(552,199)
From net realized gains	—	—	—	(11,945)

Total dividends and distributions	(582,906)	(871,482)	(395,226)	(564,144)

Capital share transactions:
Proceeds from sales of shares	4,650,484	4,227,112	7,260,794	6,772,566
Reinvestment of dividends and distributions	570,188	849,276	390,087	558,869
Payments for shares redeemed	(3,812,967)	(4,183,887)	(6,580,289)	(8,340,909)

Net increase (decrease) in net assets resulting from capital share transactions	1,407,705	892,501	1,070,592	(1,009,474)

Total increase (decrease) in net assets	4,656,137	(4,598,847)	5,932,098	(9,464,030)
NET ASSETS:
Beginning of year	48,104,524	52,703,371	40,658,667	50,122,697

End of year	$52,760,661	$48,104,524	$46,590,765	$40,658,667

Undistributed net investment income	48,715	54,986	75,629	17,501

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2010	2009	2008	2007	2006
Net Asset Value, beginning of year	$14.75	$16.52	$17.78	$16.29	$16.52

Income from investment operations:
Net investment income	0.18	0.27	0.28	0.22	0.03
Net realized and unrealized gain (loss) on investments	1.01	(1.77)	(1.27)	1.48	(0.23)

Total increase (decrease) from investment operations	1.19	(1.50)	(0.99)	1.70	(0.20)

Less dividends:
Dividends from net investment income	(0.18)	(0.27)	(0.27)	(0.21)	(0.03)

Net Asset Value, end of year	$15.76	$14.75	$16.52	$17.78	$16.29

Total return	8.07%	(8.88)%	(5.62)%	10.40%	(1.22)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$52,761	$48,105	$52,703	$51,754	$50,230
Ratio of expenses to average net assets	1.38%	1.38%	1.38%	1.44%	2.39%
Ratio of net investment income to average net assets	1.13%	1.97%	1.50%	1.24%	0.15%
Portfolio turnover	48%	33%	44%	35%	110%

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2010	2009	2008	2007		2006
Net Asset Value, beginning of year	$15.65	$18.83	$22.66	$19.91		$19.91

Income from investment operations:
Net investment income	0.17	0.21	0.18	0.19		0.04
Net realized and unrealized gain (loss) on investments	1.77	(3.17)	(2.81)	2.75		(0.01)

Total increase (decrease) from investment operations	1.94	(2.96)	(2.63)	2.94		0.03

Less dividends:
Dividends from net investment income	(0.15)	(0.22)	(0.19)	(0.19)		(0.03)
Distributions from net realized gains	—	— (a)	(1.01)	—		—

Total decrease from dividends	(0.15)	(0.22)	(1.20)	(0.19)		(0.03)

Net Asset Value, end of year	$17.44	$15.65	$18.83	$22.66		$19.91

Total return	12.39%	(15.58)%	(12.28)%	14.76%		0.16%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$46,591	$40,659	$50,123	$42,232		$32,938
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%		1.50%
Ratio of net investment income to average net assets	0.97%	1.38%	0.98%	0.89%		0.20%
Portfolio turnover	13%	23%	6%	8	%(b)	12	%(c)

(a)	Amount represents less than 0.005 per share.
(b)	Represents portfolio turnover for the Equity Fund from November 28, 2006 to July 31, 2007. Portfolio turnover for the Domini Trust from August 1, 2006 to November 27, 2006 was 1%. For further information regarding the withdrawal of the Equity Fund’s investment in the Domini Trust, please see the notes to the financial statements.
(c)	Represents portfolio turnover for the Domini Social Equity Trust (“Domini Trust”) for the year ended 2006.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the “Balanced Fund”) and the Green Century Equity Fund (the “Equity Fund”), collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

Through November 27, 2006, the Equity Fund invested substantially all of its assets in the Domini Social Equity Trust (the “Domini Trust”), an open-end, diversified management investment company which had the same investment objective as the Fund. The Equity Fund accounted for its investment in the Domini Trust as a partnership investment and recorded its share of the Domini Trust income, expenses and realized and unrealized gains and losses daily. The value of such investment reflected the Fund’s proportionate interest in the net assets of the Domini Trust (2.57% at November 27, 2006). Effective November 28, 2006, the Equity Fund withdrew its investment from the Domini Trust and directly invested in the securities of the companies included in the MSCI KLD 400 Social Index, formerly the Domini 400 SocialSM Index (the “Index”).

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation is not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of July 31, 2010:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS*	$32,930,454	$—	$—	$32,930,454
CORPORATE BONDS & NOTES	—	12,008,563	—	12,008,563
U.S. GOVERNMENT AGENCIES	—	5,980,563	—	5,980,563
CERTIFICATES OF DEPOSIT	—	190,025	—	190,025
SHORT-TERM OBLIGATION	—	3,021,673	—	3,021,673

TOTAL	$32,930,454	$21,200,824	$—	$54,131,278

* All sub-categories within common stocks represent level 1 evaluation status.

The following is a summary of the inputs used to value the Equity Fund’s net assets as of July 31, 2010:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS*	$46,468,627	$—	$—	$46,468,627
SHORT-TERM OBLIGATION	—	47,235	—	47,235

TOTAL	$46,468,627	$47,235	$—	$46,515,862

* All sub-categories within common stocks represent level 1 evaluation status.

The Funds did not have any significant transfers into or out of Level 1 and 2 or hold any Level 3 securities during the year ended July 31, 2010.

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

(C)	Options Transactions: The Balanced Fund is authorized to utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund is authorized to utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. The use of options involves risk such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds are also authorized to write put and call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts. In the fiscal year ended July 31, 2010, neither the Balanced Fund nor the Equity Fund utilized options or wrote put or call options.
(D)	Repurchase Agreements: The Funds enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings.
(E)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. generally accepted accounting principles. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(F)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for Federal income or excise tax are necessary.
In July 2006, the Financial Accounting Standards Board (FASB) issued Accounting for Uncertainty in Income Taxes. This interpretation addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds adopted Accounting for Uncertainty in Income Taxes in fiscal year 2008. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of July 31, 2010. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through July 31, 2010. At July 31, 2010, the tax years 2007 through 2010 remain open to examination by the Internal Revenue Service.
(G)	Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the year ended July 31, 2010, the Balanced Fund and Equity Fund received $626 and $536, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion.
(B)	Subadvisers: Trillium Asset Management Corporation (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the year ended July 31, 2010, Green Century accrued fees of $194,316 to Trillium. Mellon Capital Management Corporation (“Mellon”) is the subadviser for the Equity Fund. Mellon is paid a fee by the Adviser the greater of $50,000 or 0.08% of the value of the average daily net assets of the Fund up to but not including $100 million, 0.05% of the average daily net assets of the Fund from and including $100 million up to but not including $500 million, 0.02% of the average daily net assets of the Fund from and including $500 million up to but not including $1 billion and 0.01% of the average daily net assets of the Fund equal to or in excess of $1 billion for its services. For the year ended July 31, 2010, Green Century accrued fees of $50,000 to Mellon.
(C)	Administrator: Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.38% of the Fund’s average daily net assets. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 0.95% of the Fund’s average daily net assets.
(D)	Subadministrator: Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2010, Green Century accrued fees of $87,828 and $87,828 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
(E)	Index Agreement: The Equity Fund invests in the securities of the companies included in the Index. The Index is owned and maintained by KLD Research and Analytics, Inc. (“KLD”), a wholly-owned, indirect subsidiary of MSCI, Inc. For the use of the Index, KLD is paid a fee by the Adviser the greater of $50,000 or at an annual rate of 0.10% on the first $500 million of average daily net assets, 0.075% on average daily net assets on the next $500 million, and 0.05% on average daily net assets in excess of $1 billion. For the year ended July 31, 2010, Green Century accrued fees of $50,000 to KLD.

NOTE 3 — Investment Transactions

The Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $24,940,607 and $23,757,975, respectively, for the year ended July 31, 2010. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $7,074,247 and $5,905,437, respectively.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTSconcluded

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2010 were as follows:

	BALANCED FUND	EQUITY FUND
Undistributed ordinary income	$49,250	$72,930
Undistributed long-term capital gains	—	—

Tax accumulated earnings	49,250	72,930

Accumulated capital and other losses	(14,636,091)	(5,828,380)
Unrealized appreciation (depreciation)	2,128,413	(2,756,455)

Distributable net earnings (deficit)	$(12,458,428)	$(8,511,905)

The Balanced Fund and the Equity Fund had accumulated capital loss carryforwards of $14,635,556 and $5,184,505, respectively, of which $9,370,230 and $0, respectively, expire in the year 2011, $1,866,519 and $1,484,742, respectively, expire in the year 2017 and $3,398,807 and $3,699,763, respectively, expire in the year 2018. To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

The Balanced Fund had losses expiring during the fiscal year ended July 31, 2010, in the amount of $2,323,170.

At July 31, 2010, the Balanced and Equity Fund had net realized capital losses from transactions between November 1, 2009 and July 31, 2010 of $0 and $643,875, respectively, which for tax purposes, are deferred and will be recognized in fiscal year 2011.

The Balanced Fund had realized currency losses from transactions between November 1, 2009 and July 31, 2010 of $535, which for tax purposes, are deferred and will be recognized in fiscal year 2011.

The tax character of distributions paid during the fiscal years ended July 31, 2010 and July 31, 2009 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2010	YEAR ENDED JULY 31, 2009	YEAR ENDED JULY 31, 2010	YEAR ENDED JULY 31, 2009
Ordinary income	$582,906	$871,482	$395,226	$563,381
Long-term capital gains	—	—	—	763

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2010	YEAR ENDED JULY 31, 2009	YEAR ENDED JULY 31, 2010	YEAR ENDED JULY 31, 2009
Shares sold	293,961	312,356	423,116	483,492
Reinvestment of dividends	36,590	63,489	22,494	39,711
Shares redeemed	(243,270)	(305,478)	(372,127)	(586,619)

	87,281	70,367	73,483	(63,416)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

Green Century Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Green Century Balanced Fund and the Green Century Equity Fund (collectively the “Funds”), each a series of Green Century Funds as of July 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of July 31, 2010, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2010

TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2010, the Balanced and Equity Fund had 78.44% and 100%, respectively, of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

For the year ended July 31, 2010, the Balanced and Equity Fund had 93.30% and 100%, respectively, of dividends paid from net investment income, designated as qualified dividend income.

GREEN CENTURY FUNDS TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2010. Each Trustee and each Officer of the Trust noted as an “interested person” (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below, with the exception of Mr. Comerford. Mr. Comerford is an “interested person” by virtue of his employment with Instinet, LLC, and prior to that with Nomura Securities International, each of which may provide brokerage services to Mellon Capital Management Corporation, the subadviser to the Equity Fund. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust’s Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Independent Trustees:
Tanya Africa 114 State Street Suite 200 Boston, MA 02109 Age: 41	Trustee since 2009	Consultant, Self-Employed (since 2009); Director of Electoral Initiatives, MoveOn.org Political Action (2005-2009); Associate Director, Truckee Donner Land Trust (2002-2005)	2

Stephen J. Morgan 104 Landing Drive Chapel Hill, NC 27514 Age: 62	Trustee since 1991	President, Clean Energy Solutions, Inc. (since 2008); Vice President, Clean Energy Solutions, Inc. (2007-2008); Vice President, AMERESCO, Inc. (2000-2007)	2

Mary Raftery 114 State Street Suite 200 Boston, MA 02109 Age: 45	Trustee since 2009	Chief Operating Officer, Apollo Alliance (since 2007); Executive Director, Stanford Institute for Creativity and the Arts (2005-2007); Development Director, Stanford Lively Arts (2001-2005)	2

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
James H. Starr 114 State Street Suite 200 Boston, MA 02109 Age: 62	Chairperson since 2009, Trustee since 1991	Chairperson Gunnison Valley Transportation Authority (since 2004), President, Peanut Mine, Inc. (since 2002); Attorney, Starr and Associates, PC (since 1982); County Commissioner, Gunnison County, CO (since 1999); Director, Crested Butte Land Trust (1991-2009)	2

Interested Trustees:
John Comerford* 114 State Street Suite 200 Boston, MA 02109 Age: 41	Trustee since 2005	Executive Vice President, Instinet, LLC (since 2007); Managing Director and Head of Quantitative Trading Research, Nomura Securities International (2003-2007)	2

Douglas H. Phelps* 1550 Larimer St. #216 Denver, CO 80202 Age: 63	Trustee since 1997	President (1996 to 2003) and Director (since 1996), Green Century Capital Management, Inc.; Chairman, Fund for Public Interest Research (since 1982); President, Telefund, Inc. (since 1988); President, Grassroots Campaigns, Inc. (Since 2003)	2

Wendy Wendlandt* 114 State Street Suite 200 Boston, MA 02109 Age: 48	Trustee since 1991	President (since 2006) and Director (since 2006), Green Century Capital Management, Inc; Senior Staff, Fund for Public Interest Research, Center for Public Interest Research (since 1989)	2

Officers:
Kristina A. Curtis* 114 State Street Suite 200 Boston, MA 02109 Age: 57	President since 2005 Treasurer since 2008 and from 1991-2005.	Senior Vice President of Finance and Operations (since 2002), Treasurer and Director (since 1991), Senior Vice President (since 1991), Green Century Capital Management, Inc.	Not applicable

Amy Puffer* 114 State Street Suite 200 Boston, MA 02109 Age: 51	Chief Compliance Officer since 2004; Secretary and Assistant Treasurer since 2006	Chief Compliance Officer (since 2004), Clerk and Director (since 2006), Green Century Capital Management, Inc.; Senior Specialist, PFPC Inc. (2003-2004)	Not applicable

Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

e-mail: info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management Corporation

711 Atlantic Avenue

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund)

Mellon Capital Management Corporation

500 Grant Street Suite 4200

Pittsburgh, PA 15258

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS

Ropes & Gray LLP

One International Place

Boston, MA 02110

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

803 West Michigan Street, Suite A

Milwaukee, WI 53233

CUSTODIAN

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

TRANSFER AGENT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

July 31, 2010

Balanced Fund

Equity

Fund

An investment for your future.

Printed on recycled paper with soy-based ink.

Item 2. Code of Ethics

(a)	The registrant has adopted a Code of Ethics applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

(c)	During the period covered by this report, there were no amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

(d)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code of Ethics referred to in Item 2(a) above.

(e)	Not applicable.

(f)	A copy of the registrant’s Code of Ethics referred to in Item 2(a) above is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Stephen J. Morgan, a member of the Board’s audit committee, qualifies as an “audit committee financial expert” as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Morgan is “independent” as that term is defined in the instructions to Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

For the fiscal year ended 7/31/10: $32,400.00

For the fiscal year ended 7/31/09: $32,400.00

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

For the fiscal year ended 7/31/10: $10,400.00

For the fiscal year ended 7/31/09: $10,400.00

(d)	All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds’ auditor to the Funds’ investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

(e)(2)	One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal year ended 7/31/10: $10,400.00

For the fiscal year ended 7/31/09: $10,400.00

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Code of Ethics: incorporated by reference to the Registrant’s Form N-CSR filed on October 7, 2004.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina Curtis
Kristina A. Curtis
President and Principal Executive Officer
October 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina Curtis
Kristina A. Curtis
President and Principal Executive Officer
October 6, 2010

/s/ Kristina Curtis
Kristina A. Curtis
Treasurer and Principal Financial Officer
October 6, 2010